SSGA ACTIVE TRUST

State Street® DoubleLine® Emerging Markets Fixed Income ETF

(the “Fund”)

Supplement dated April 1, 2026 to the Prospectus, Summary Prospectus and Statement of Additional

Information (“SAI”), each dated October 31, 2025, as may be supplemented from time to time

Effective immediately, Luz Padilla is replaced by Bill Campbell as a portfolio manager of the Fund. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to Luz Padilla as a portfolio manager of the Fund are deleted.

2)	The “Portfolio Managers” section for the Fund on page 24 of the Prospectus and page 8 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Bill Campbell, Mark Christensen and Su Fei Koo.

Bill Campbell is a Portfolio Manager at DoubleLine and head of the Global Sovereign and Emerging Markets teams. Mr. Campbell joined DoubleLine in May 2013.

Mark Christensen is a Portfolio Manager at DoubleLine. Mr. Christensen joined DoubleLine in December 2009.

Su Fei Koo is a Portfolio Manager at DoubleLine. Ms. Koo joined DoubleLine in December 2009.

3)	The biographical information for Luz Padilla on page 152 of the Prospectus is deleted and replaced with the following:

Bill Campbell is a Portfolio Manager of DoubleLine. Mr. Campbell joined DoubleLine in 2013. He oversees the firm’s Global Sovereign and Emerging Markets teams and serves as the lead Portfolio Manager for the firm’s emerging markets and international strategies. He is a permanent member of the Fixed Income Asset Allocation Committee. Prior to DoubleLine, Mr. Campbell worked for Peridiem Global Investors as a Global Fixed Income Research Analyst and Portfolio Manager. Prior to that, he was with Nuveen Investment Management Co., first as a Quantitative Analyst in the Risk Management and Portfolio Construction Group then as a Vice President in the Taxable Fixed Income Group. Mr. Campbell also worked at John Hancock Financial as an Investment Analyst. He holds a B.S. in Business Economics and International Business, as well as a B.A. in English, from Pennsylvania State University. Mr. Campbell also holds an M.A. in Mathematics, with a focus on Mathematical Finance, from Boston University.

4)	The “Portfolio Management Team” table on page 69 of the SAI is revised in accordance with the Fund’s new portfolio management team listed in item 2 above.

5)	The information for Luz Padilla in the “Other Accounts Managed as of December 31, 2025” table on page 106 of the SAI is deleted and replaced with the following:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (millions)	Other Pooled Investment Vehicle Accounts		Assets Managed (billions)		Other Accounts		Assets Managed (billions)		Total Assets Managed (millions)
Bill Campbell†	2	$630.4 M	0	††	$0	††	0	†††	$0	†††	$630.4 M

†	Information for Mr. Campbell provided as of December 31, 2025.
††	Includes 0 accounts with performance-based fees.
†††	Includes 0 accounts with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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